SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             December 19, 2000
                     ----------------------------------
                     (Date of earliest event reported)

                             HEXCEL CORPORATION
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)

       Delaware                    1-8472                    94-1109521
   --------------          ---------------------         ------------------
     (State of             (Commission File No.)           (IRS Employer
   Incorporation)                                        Identification No.)

                             Two Stamford Plaza
                           281 Tresser Boulevard
                      Stamford, Connecticut 06901-3288
         ----------------------------------------------------------
        (Address of principal executive offices, including zip code)

                               (203) 969-0666
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



ITEM 5.    OTHER EVENTS

          On December 19, 2000, affiliates of The Goldman Sachs
Group, Inc. (the "New Investors") completed their previously announced purchase (the "Purchase") of 14,525,000 shares of common stock of Hexcel Corporation ("Hexcel") from affiliates of Ciba Specialty Chemicals Holding Inc. In connection with the Purchase, Hexcel amended and restated its bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. In addition Hexcel has entered into (i) a Governance Agreement, dated as of December 19, 2000, with the New Investors,(ii) a Registration Rights Agreement, dated as of December 19, 2000, with the New Investors, and (iii) a Fifth Supplemental Indenture, dated as of December 19, 2000 between Hexcel and U.S. Bank Trust National Association, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

          On December 19, 2000, Hexcel Corporation issued a press release announcing the completion of the Purchase by the New Investors, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS.

     (c)   Exhibits

           3.1         Amended and Restated Bylaws of Hexcel
                       Corporation.

           10.1 Governance Agreement, dated as of December 19, 2000, among LXH, L.L.C., LXH II, L.L.C., Hexcel Corporation and the other parties listed on the signature pages thereto.

           10.2        Registration Rights Agreement, dated as of
                       December 19, 2000, between Hexcel
                       Corporation, LXH, L.L.C. and LXH II, L.L.C.

           10.3        Fifth Supplemental Indenture, dated as of
                       December 19, 2000, between Hexcel Corporation and U.S. Bank Trust National Association.

           99.1        Press Release, dated December 19, 2000.



                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      December 22, 2000


                                     HEXCEL CORPORATION


                                     By:/s/ Ira J. Krakower
                                        --------------------------------
                                     Name: Ira J. Krakower
                                     Title: Senior Vice President




                                 EXHIBIT INDEX


Exhibit No.      Description

     3.1         Amended and Restated Bylaws of Hexcel Corporation.

     10.1        Governance Agreement, dated as of December 19,
                 2000, among LXH, L.L.C., LXH II, L.L.C., Hexcel
                 Corporation and the other parties listed on the signature pages thereto.

     10.2        Registration Rights Agreement, dated as of
                 December 19, 2000, between Hexcel Corporation,
                 LXH, L.L.C. and L.X.H. II, L.L.C.

     10.3 Fifth Supplemental Indenture, dated as of December 19, 2000, between Hexcel Corporation and U.S. Bank Trust National Association.

     99.1        Press Release, dated December 19, 2000.